Exhibit 10.2

Notice of Adjustment

This Notice of Adjustment (“Notice of Adjustment”) dated as of July 26, 2005 is entered into pursuant to the terms of the Confirmation entered into between Credit Suisse First Boston International (“Party A”) and Cheniere Energy, Inc. (“Party B”), through Credit Suisse First Boston, acting through its New York branch and solely in its capacity as agent for Party A and Party B (the “Agent”) on July 22, 2005 (the “Confirmation”). Capitalized terms used herein without definition shall have the same meanings given to such terms in the Confirmation.

The terms of the Transaction to which this Notice of Adjustment relates are as follows:

1)	The Number of Options shall be increased from 8,469,780 to 9,175,595, proportional to the exercise of the overallottment option.

2)	The Net Premium shall be increased from USD 69,880,000 to USD 75,703,333, proportional to the exercise of the overallottment option.

3)	The Confirmation, as modified herein, shall continue in full force and effect, and nothing herein contained shall be construed as a waiver or modification of existing rights under the Confirmation, except as such rights are expressly modified hereby.

4)	This Notice of Adjustment will be governed by and construed in accordance with New York law.

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Please confirm that the foregoing correctly sets forth the terms of your agreement by signing and returning this Notice of Adjustment.

Yours faithfully,

CREDIT SUISSE FIRST BOSTON, acting through its New York branch and solely in its capacity as Agent

By:	/s/ John Ryan
Name:	John Ryan
Title:	Assistant Vice President Operations

By:	/s/ Christy Grant
Name:	Christy Grant
Title:	Assistant Vice President Operations

Confirmed as of the date first written above:

CHENIERE ENERGY, INC. (Party B)

By:	/s/ Don A. Turkleson
Name:	Don A. Turkleson
Title:	Senior Vice President, Chief Financial Officer and Secretary

CREDIT SUISSE FIRST BOSTON INTERNATIONAL (Party A)

By Its Agent: Credit Suisse First Boston LLC

By:	/s/
Name:
Title:

By:	/s/ Thomas Decker
Name:	Thomas Decker
Title:	Vice President Operations

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